SCHWAB CAPITAL TRUST

Laudus International MarketMasters FundTM

Supplement dated August 29, 2014, to the Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2014, as supplemented March 14, 2014, and May 8, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Indraneel Das of American Century Investment Management, Inc. no longer serves as portfolio manager for the Laudus International MarketMasters Fund (the “Fund”). All references to Indraneel Das in the Fund’s Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG82371-00) (08/14) © 2014 All Rights Reserved

00125416